SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES             CALIFORNIA BOND FUND SHARES
TAX EXEMPT LONG-TERM FUND ADVISER SHARES     CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND SHARES            CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES    NEW YORK BOND FUND SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND SHARES     NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK MONEY MARKET FUND
    ADVISER SHARES                           VIRGINIA BOND FUND SHARES
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
                                             VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:    06/05/2014             /S/ DANIEL S. MCNAMARA
       ________________         ___________________________________
                                Daniel S. McNamara
                                President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES             CALIFORNIA BOND FUND SHARES
TAX EXEMPT LONG-TERM FUND ADVISER SHARES     CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND SHARES            CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES    NEW YORK BOND FUND SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND SHARES     NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK MONEY MARKET FUND
    ADVISER SHARES                           VIRGINIA BOND FUND SHARES
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
                                             VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     06/05/2014              /S/ ROBERTO GALINDO, JR.
        ________________          __________________________________
                                  Roberto Galindo, Jr.
                                  Treasurer